[THE AMERICAN FUNDS GROUP(R)]
[photo: aspen trees]

ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1998

AMERICAN MUTUAL FUND

ABOUT OUR COVER
Stately aspens shimmer in the sunlight on Idaho's Boulder Mountains.

AMERICAN MUTUAL FUND(R)
Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

American Mutual Fund is one of the 28 funds in the American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 1998
For tax purposes, here are the income dividends and the capital gain distribution you received in calendar 1998.

INCOME DIVIDENDS PER SHARE:
$0.20 paid 3/30/98
$0.20 paid 6/29/98
$0.20 paid 9/28/98
$0.20 paid 12/11/98

CAPITAL GAIN DISTRIBUTION PER SHARE:
$2.93 paid 12/11/98

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 1998, will be mailed to you with Your American Funds Tax Guide in late January.

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW INVESTORS:

We are pleased to report that American Mutual Fund closed its 1998 fiscal year with another solid gain. During the 12 months ended October 31, the value of your investment in the fund rose 15.1% if, like most shareholders, you reinvested your dividends and capital gains. The fund's four quarterly dividends totaled 80 cents a share, and a capital gain distribution of $2.48 a share was paid in December 1997. If you took your dividends in cash, the value of your investment increased 12.2%.

Over the same period, the unmanaged Standard & Poor's 500 Composite Index gained 22.0% with dividends reinvested.

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, capital growth and conservation of principal. Let's look at the fund's results in the context of each objective.

INCOME TO ENHANCE RETURN AND REDUCE RISK
American Mutual Fund attempts to provide income primarily through investments in stocks that pay dividends, although its fixed-income investments also generate income. Income offers two key advantages: It can help offset stock price declines when they occur and, when reinvested, it can make a significant contribution to your total return.

American Mutual Fund has consistently provided an income return far higher than that of the market as a whole. Over the past 12 months, the fund generated an income return of 2.9% with dividends reinvested- 61% higher than the S&P 500's 1.8% income return. American Mutual Fund's high income return has helped reduce volatility and enabled it to give up less ground than the S&P 500 during market declines.

[Begin Pull Quote]
American Mutual Fund has consistently provided an income return far higher than that of the market as a whole.
[End Pull Quote]

[Begin bar chart]
A LONG HISTORY OF RISING INCOME
AMF's regular dividends
AMF's special dividends

Year       AMF's regular dividends         AMF's special dividends

1973

1974       415                             123

1975       437                             67

1976       515

1977       535

1978       592

1979       637

1980       741

1981       832

1982       918                             371

1983       995                             181

1984       1,132

1985       1,221

1986       1,320

1987       1,464

1988       1,568                           221

1989       1,695                           341

1990       1,825                           313

1991       1,923                           282

1992       1,976

1993       1,992

1994       2,070

1995       2,165

1996       2,266

1997       2,313

1998       2,467


Year ended October 31

Dividend income on a $10,000 investment, less the applicable sales charge, assuming the dividends were taken in cash and capital gains reinvested [End chart]

In the chart on page 1, you can see that American Mutual Fund has a long history of rising income. That's a particularly attractive feature to shareholders using the income to support their retirements. Most investors, however, have chosen to reinvest their dividends in the fund in order to enhance their total return. Reinvested dividends purchase more shares, which in turn can earn additional dividends. Over time, reinvested dividends can make a big difference in the value of an investment, as you can see in the chart on pages 4 and 5 of this report. Over American Mutual Fund's lifetime, reinvested dividends have provided a considerable portion of its total return.

GROWTH OF CAPITAL FOR FUTURE NEEDS
Growth of capital is another important objective of American Mutual Fund. During its lifetime, the fund has generated an average annual compound return of 13.3%, narrowly surpassing the S&P 500's return of 13.2%. However, in periods of strong market appreciation, it is not unusual for the S&P 500 to outpace American Mutual, as it did during the most recent fiscal year. That is because American Mutual Fund is managed to protect the money you have invested even as it seeks to provide growth of capital and income.

At the close of this reporting period, 73.3% of American Mutual Fund's assets were invested in common stocks to help meet its growth objective. The fund's largest holdings were in the banking and telecommunications industries - both of which, in general, fared favorably over the period.

The banking sector continued to benefit from cost cutting and consolidation. Firstar (+ 57.1%) and Crestar Financial (+39.2%) made the strongest showings of the fund's banking stocks.

Strong earnings growth boosted the prices of the fund's telecommunications stocks, all of which made double-digit gains over the 12-month period. Ameritech (+66.0%) and AT&T (+27.2%), which are the fund's largest and second-largest individual holdings, respectively, and together account for more than 6% of the portfolio's net assets, made a substantial positive impact on American Mutual Fund's results.

Pharmaceutical stocks were among the fund's other successful holdings for the year. Schering-Plough (+83.5%), Pharmacia & Upjohn (+66.7%), Warner-Lambert (+64.2%) and Merck (+51.5%) all benefited from a series of new and improved products.

[Begin Pull Quote]
The fund strives to help investors keep what they've invested - their principal
- as well as their long-term gains.
[End Pull Quote]

[Begin Sidebar]
HOW AMF FARED DURING MARKET DECLINES

                                 Total returns

Jan. 5, 1953 - Sept. 14, 1953

Korean War ends, recession begins

                                 S&P 500 -14.8%

                                 AMF -12.1%

Aug. 2, 1956 - Oct. 22, 1957

Egypt seizes Suez Canal

                                 S&P 500 -21.6%

                                 AMF -18.3%

Dec. 12, 1961 - June 26, 1962

Stocks hit postwar highs, Kennedy confronts steel industry

                                 S&P 500 -28.0%

                                 AMF -25.9%

Feb. 9, 1966 - Oct. 7, 1966

Economy overheats, interest rates and taxes rise

                                 S&P 500 -22.2%

                                 AMF -16.2%

Nov. 29, 1968 - May 26, 1970

Vietnam War sparks civil unrest, recession

                                 S&P 500 -36.1%

                                 AMF -35.7%

Jan. 11, 1973 - Oct. 3, 1974

OPEC oil embargo, Watergate scandal: Nixon resigns

                                 S&P 500-48.2%

                                 AMF-36.7%

Sept. 21, 1976 - March 6, 1978

Carter warns of impending energy crisis

                                 S&P 500-19.4%

                                 AMF-4.7%

Nov. 28, 1980 - Aug. 12, 1982

Record-high interest rates provoke recession

                                 S&P 500-27.1%

                                 AMF-7.6%

Aug. 25, 1987 - Dec. 4, 1987

Overvalued stocks trigger market crash

                                 S&P 500-33.5%

                                 AMF-22.1%

July 16, 1990 - Oct. 11, 1990

Iraq invades Kuwait

                                 S&P 500-19.9%

                                 AMF-13.2%

July 17, 1998 - Aug. 31, 1998

"Asian Flu" spreads to Russia and causes global economic fears

                                 S&P 500-19.3%

                                 AMF-12.1%


Results calculated with dividends in cash and capital gains reinvested. [End Sidebar]

Some machinery and industrial components stocks did poorly during the fiscal year. Their weakness was due in large part to the growing concern about a possible economic slowdown. Deere & Co. (-32.8%), Goodyear Tire & Rubber (-14.0%) and Caterpillar (-12.2%) were among those hardest hit.

CONSERVATION OF PRINCIPAL
The fund strives to help investors keep what they've invested-their principal - as well as their long-term gains. During times of dramatic market volatility, the benefits of American Mutual Fund's conservative investment approach have become apparent. From the stock market's previous high on July 17 to its low on August 31, Standard & Poor's 500 Composite Index lost 19.3% of its value. By comparison, American Mutual Fund declined 12.1%. In the event of further setbacks in stock prices, the fund's current investments in bonds and cash equivalents should help us hold on to the gains we've achieved in the portfolio and provide a reserve to take advantage of opportunities that may emerge. On October 31, 26.7% of the fund's assets were held in bonds and cash equivalents.

AN INVESTMENT FOR THE LONG TERM
As the events of this past summer revealed, the market - and your fund - will experience setbacks from time to time. However, we encourage you to maintain a long-term perspective toward your investment in American Mutual Fund. We believe that over the long term, the companies in your fund's portfolio will continue to grow and prosper.

As always, our objective will be to continue to manage your fund to achieve the balanced accomplishment of current income, growth of capital and conservation of principal. We look forward to reporting to you again in six months.

Cordially,

/s/James K. Dunton       /s/Robert G. O'Donnell
James K. Dunton          Robert G. O'Donnell
Chairman of the Board    President

December 15, 1998

American Mutual Fund

A LOOK AT THE FUND'S RECORD

RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND
For more than 48 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 1998. The table beneath the chart shows the fund's total return in each of the 48 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $4,205,452. Incidentally, over the same period, $10,000 in a savings account, with all interest compounded, would have grown to $111,365./4/

You can use this table to estimate how the value of your own holding has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1988. At the time, the table indicates the value of the investment illustrated here was $1,081,197. Since then, it has nearly quadrupled to $4,205,452. Thus, in the same period, the value of your 1988 investment - regardless of its size - also has nearly quadrupled.

The fund's 30-day yield as of November 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 2.28%.

Average annual compound returns based on the maximum offering price/+/

                     For periods ended

                 9/30/98         10/31/98

Ten Years        +13.31%         +13.87%

Five Years       +13.27%         +14.60%

One Year         - 0.04%         0.0853


/+/Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $50,000 or more.

[begin mountain chart]
Year ended October 31

Date          American Mutual Fund             American Mutual Fund
              with dividends reinvested        with dividends excluded
              (000's)                          (000's)

2/21/50       $9.4                             $9.4

7/13/50       9.0                              8.9

10/7/50       10.3                             10.1

10/31/50      10.0                             9.7

10/31/51      12.2                             11.3

7/16/52       13.4                             12.2

10/31/52      13.2                             11.7

3/19/53       14.6                             12.9

9/14/53       13.0                             11.3

10/31/53      14.1                             12.0

10/31/54      19.3                             15.9

9/23/55       26.7                             21.6

10/31/55      25.1                             20.1

8/2/55        31.9                             25.0

10/31/56      29.7                             23.1

12/31/56      30.8                             24.1

10/22/57      26.8                             20.3

10/31/57      28.1                             21.2

1/2/58        27.9                             20.9

9/30/58       34.8                             25.7

10/31/58      36.1                             26.5

8/3/59        43.5                             31.3

10/31/59      41.5                             29.7

12/31/59      43.3                             31.0

9/28/60       40.3                             28.0

10/31/60      40.9                             28.4

10/31/61      54.3                             36.8

12/12/61      57.1                             38.7

6/25/62       42.7                             28.5

10/31/62      46.6                             30.7

10/31/63      61.3                             39.3

10/31/64      71.4                             44.6

6/28/65       70.4                             43.5

10/31/65      79.9                             48.8

12/17/65      82.3                             50.2

10/7/66       71.7                             42.5

10/31/66      77.6                             46.1

1/4/67        79.9                             47.1

9/25/67       98.6                             57.3

10/31/67      92.8                             53.6

3/25/68       89.2                             51.1

10/31/68      109.6                            61.3

11/29/68      115.0                            64.3

10/9/69       98.4                             53.0

10/31/69      103.2                            55.7

5/26/70       78.4                             41.4

10/31/70      93.3                             48.1

4/29/71       121.0                            61.1

10/31/71      113.0                            56.0

11/23/71      106.4                            52.8

8/23/72       128.1                            61.7

10/31/72      125.2                            59.7

12/11/72      136.0                            64.9

8/22/73       112.2                            51.9

10/31/73      124.8                            57.1

3/14/74       126.3                            57.1

10/3/74       91.0                             38.8

10/31/74      105.1                            45.0

12/6/74       96.9                             41.5

7/15/75       138.2                            56.9

10/31/75      132.2                            53.3

12/5/75       130.3                            52.6

9/21/76       174.0                            68.0

10/31/76      167.4                            64.3

12/31/76      182.7                            70.1

10/31/77      176.4                            64.6

1/26/78       175.8                            63.5

9/12/78       229.3                            80.8

10/31/78      198.8                            69.1

10/5/79       257.9                            86.4

10/31/79      232.8                            77.0

10/15/80      315.9                            100.7

10/31/80      303.6                            95.4

6/23/81       350.4                            107.6

9/25/81       317.8                            96.4

10/31/81      334.1                            99.9

8/10/82       334.4                            93.8

10/22/82      434.7                            120.5

10/31/82      426.4                            118.2

1/3/83        444.3                            120.5

10/10/83      562.8                            149.6

10/31/83      544.9                            143.3

11/29/83      564.8                            148.5

7/24/84       507.7                            128.7

10/31/84      577.2                            144.4

1/4/85        583.5                            144.2

7/17/85       705.0                            170.3

10/31/85      701.8                            167.6

9/4/86        936.5                            217.0

10/31/86      913.1                            209.4

8/25/87       1,136.9                          253.2

10/19/87      886.3                            195.6

10/31/87      960.9                            212.1

12/4/87       893.6                            197.3

6/22/88       1,071.4                          229.9

10/31/88      1,081.2                          227.1

1/3/89        1,071.7                          220.6

10/31/89      1,299.8                          259.4

12/13/89      1,346.6                          268.7

10/31/90      1,239.3                          235.2

1/9/91        1,280.5                          238.5

8/28/91       1,533.1                          279.4

10/31/91      1,544.4                          278.5

12/10/91      1,500.8                          267.7

8/3/92        1,715.8                          299.7

10/31/92      1,690.0                          292.2

12/4/92       1,721.0                          294.5

10/15/93      2,018.7                          335.9

10/31/93      2,004.9                          333.6

11/1/93       2,003.1                          333.3

4/4/94        1,902.0                          313.6

10/31/94      2,039.9                          326.4

12/8/94       1,968.4                          311.8

10/19/95      2,505.2                          386.1

10/31/95      2,473.4                          381.2

1/10/96       2,579.7                          394.3

10/21/96      2,965.1                          442.2

10/31/96      2,940.7                          438.6

12/16/96      2,977.6                          440.7

10/7/97       3,809.7                          552.3

10/31/97      3,652.2                          529.4

1/9/98        3,718.5                          535.7

4/17/98       4,289.1                          614.0

10/31/98      4,205.5                          594.2





Date                  S&P with Dividends
                      reinvested

2/21/50               $10,000

10/24/50              9,942

10/31/50              11,945

12/4/50               12,654

10/15/51              15,658

10/31/51              15,060

11/24/51              14,640

8/8/52                17,572

10/31/52              17,076

1/5/53                18,860

9/14/53               16,520

10/31/53              18,088

11/17/53              17,875

10/6/54               25,447

10/31/54              24,608

11/1/54               24,693

9/23/55               36,622

10/31/55              34,277

11/1/55               34,228

8/2/56                41,502

10/31/56              38,383

7/15/57               42,558

10/22/57              34,124

10/31/57              35,945

12/18/57              34,474

10/13/58              46,989

10/31/58              46,725

11/25/58              46,443

8/3/59                56,587

10/31/59              54,057

1/5/60                54,238

10/25/60              50,873

10/31/60              51,934

11/1/60               52,469

10/31/61              68,836

12/12/61              72,869

6/26/62               53,283

10/3162               58,613

11/1/62               59,235

10/28/63              79,804

10/31/63              79,300

11/22/63              74,586

10/12/64              94,164

10/31/64              93,745

6/28/65               91,596

10/27/65              105,390

10/31/65              105,287

2/9/66                108,094

10/7/66               86,244

10/31/66              94,491

11/22/66              93,866

9/25/67               117,941

10/31/67              114,315

3/5/68                107,666

10/21/68              131,854

10/31/68              129,870

11/29/68              136,099

7/29/69               136,099

10/31/69              126,055

11/10/69              127,468

5/26/70               91,431

10/31/70              112,074

11/18/70              111,454

4/28/71               143,317

10/31/71              130,925

11/23/71              125,270

8/14/72               159,816

10/31/72              159,556

1/11/73               173,164

8/22/73               146,938

10/31/73              159,492

11/1/73               158,609

10/3/74               95,773

10/31/74              113,642

12/6/74               99,971

7/15/75               152,167

10/31/75              143,265

12/5/75               139,693

9/21/76               178,535

10/31/76              172,008

12/31/76              181,519

10/25/77              159,037

10/31/77              161,378

3/6/78                153,947

9/12/78               194,618

10/31/78              171,525

11/14/78              170,309

10/5/79               216,142

10/31/79              197,786

3/27/80               193,426

10/15/80              274,076

10/31/80              261,305

11/28/80              288,057

9/25/81               239,589

10/31/81              262,733

8/12/82               230,795

10/20/82              318,251

10/31/82              305,634

11/23/82              303,851

10/10/83              412,607

10/31/83              390,859

7/24/84               365,687

9/17/84               417,762

10/31/84              415,486

12/13/84              404,779

7/17/85               505,646

10/31/85              495,859

11/4/85               499,595

9/4/86                680,720

10/31/86              660,216

11/18/86              640,733

8/25/87               932,590

10/31/87              702,093

12/4/87               624,380

10/21/88              819,796

10/31/88              806,242

11/16/88              762,457

10/9/89               1,076,196

10/31/89              1,018,049

7/16/90               1,131,616

10/11/90              915,096

10/31/90              941,546

11/7/90               947,771

8/28/91               1,260,203

10/31/91              1,256,985

11/29/91              1,201,768

9/14/92               1,392,857

10/31/92              1,381,777

11/4/92               137,659

10/15/93              1,593,139

10/31/93              1,587,473

2/2/94                1,646,390

4/4/94                1,509,801

10/31/94              1,648,906

12/8/94               1,555,002

10/19/95              2,116,233

10/31/95              2,083,520

11/1/95               2,093,266

10/18/96              2,604,378

10/31/96              2,584,044

11/1/96               2,578,548

10/7/97               3,669,316

10/31/97              3,413,653

11/12/97              3,381,331

7/17/98               4,478,987

10/31/98              4,163,927


$4,205,452/1,2/
American
Mutual Fund
with dividends
reinvested

$4,163,927
S&P 500
with dividends
reinvested

$594,159/1,3/
American
Mutual Fund
with dividends
excluded

$111,365/4/
Average
savings
institution
with interest
compounded

$10,000/1/
original
investment

[end mountain chart]

Average annual compound
return for AMF's lifetime
Income return/1/      4.21%
Capital results/1/    9.00
AMF Total Return     13.21%/1/
Year ended October 31

Year-by-year summary of results

                                     1950#            1951             1952            1953             1954

Dividends reinvested/5/              $310             533              524             579              613

Value at year-end/1/                 $10,018          12,234           13,163          14,076           19,261

Dividends excluded/6/                $307             507              480             508              515

Value at year-end/1/                 $9,708           11,334           11,710          12,009           15,876

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     3.1%             5.3              4.3             4.4              4.4

Capital results/1/                   (2.9)%           16.8             3.3             2.7              32.4

AMF Total Return                     0.2%             22.1             7.6             6.9              36.8

Year-by-year summary of results

                                     1955             1956             1957            1958             1959

Dividends reinvested/5/              667              789              911             1,010            1,050

Value at year-end/1/                 25,050           29,651           28,050          36,140           41,488

Dividends excluded/6/                545              627              702             754              764

Value at year-end/1/                 20,087           23,142           21,241          26,511           29,668

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     3.5              3.1              3.1             3.6              2.9

Capital results/1/                   26.6             15.3             (8.5)           25.2             11.9

AMF Total Return                     30.1             18.4             (5.4)           28.8             14.8

Year-by-year summary of results

                                     1960             1961             1962            1963             1964

Dividends reinvested/5/              1,210            1,257            1,372           1,523            1,697

Value at year-end/1/                 40,864           54,348           46,572          61,289           71,355

Dividends excluded/6/                854              867              921             993              1,079

Value at year-end/1/                 28,371           36,806           30,677          39,309           44,625

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.9              3.1              2.5             3.3              2.8

Capital results/1/                   (4.4)            29.9             (16.8)          28.3             13.6

AMF Total Return                     (1.5)            33.0             (14.3)          31.6             16.4

Year-by-year summary of results

                                     1965             1966             1967            1968             1969

Dividends reinvested/5/              1,844            2,271            2,568           3,154            3,762

Value at year-end/1/                 79,919           77,646           92,836          109,586          103,215

Dividends excluded/6/                1,143            1,372            1,507           1,796            2,076

Value at year-end/1/                 48,769           46,067           53,558          61,257           55,651

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     2.6              2.8              3.3             3.4              3.4

Capital results/1/                   9.4              (5.6)            16.3            14.6             (9.2)

AMF Total Return                     12.0             (2.8)            19.6            18.0             (5.8)

Year-by-year summary of results

                                     1970             1971             1972            1973             1974

Dividends reinvested/5/              4,168            4,424            4,711           5,069            7,273

Value at year-end/1/                 93,358           112,999          125,226         124,799          105,121

Dividends excluded/6/                2,209            2,244            2,304           2,380            3,258

Value at year-end/1/                 48,100           56,017           56,737          57,130           44,985

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.0              4.7              4.2             4.0              5.8

Capital results/1/                   (13.6)           16.3             6.6             (4.3)            (21.6)

AMF Total Return                     (9.6)            21.0             10.8            (0.3)            (15.8)

Year-by-year summary of results

                                     1975             1976             1977            1978             1979

Dividends reinvested/5/              7,300            7,881            8,604           9,989            11,322

Value at year-end/1/                 132,196          167,378          176,433         198,946          232,804

Dividends excluded/6/                3,055            3,123            3,244           3,583            3,860

Value at year-end/1/                 53,330           64,276           64,555          69,119           76,959

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.9              6.0              5.1             5.7              5.7

Capital results/1/                   18.9             20.6             0.3             7.1              11.3

AMF Total Return                     25.8             26.6             5.4             12.8             17.0

Year-by-year summary of results

                                     1980             1981             1982            1983             1984

Dividends reinvested/5/              13,854           16,351           26,841          26,227           26,606

Value at year-end/1/                 303,583          334,115          426,436         544,914          577,158

Dividends excluded/6/                4,491            5,044            7,807           7,122            6,867

Value at year-end/1/                 95,432           99,944           118,168         143,286          144,418

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     6.0              5.4              8.0             6.2              4.9

Capital results/1/                   24.4             4.7              19.6            21.6             1.0

AMF Total Return                     30.4             10.1             27.6            27.8             5.9

Year-by-year summary of results

                                     1985             1986             1987            1988             1989

Dividends reinvested/5/              30,124           34,058           39,285          50,009           59,908

Value at year-end/1/                 701,833          913,068          960,885         1,081,197        1,299,783

Dividends excluded/6/                7,403            8,006            8,876           10,831           12,336

Value at year-end/1/                 167,598          209,414          212,116         227,086          259,386

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.2              4.9              4.3             5.2              5.5

Capital results/1/                   16.4             25.2             0.9             7.3              14.7

AMF Total Return                     21.6             30.1             5.2             12.5             20.2

Year-by-year summary of results

                                     1990             1991             1992            1993             1994

Dividends reinvested/5/              66,101           71,766           67,509          70,887           76,471

Value at year-end/1/                 1,239,341        1,544,407        1,690,010       2,004,855        2,039,865

Dividends excluded/6/                12,953           13,356           11,977          12,073           12,540

Value at year-end/1/                 235,204          278,500          292,156         333,582          326,418

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     5.1              5.8              4.4             4.2              3.8

Capital results/1/                   (9.8)            18.8             5.0             14.4             (2.1)

AMF Total Return                     (4.7)            24.6             9.4             18.6             1.7

Year-by-year summary of results

                                     1995             1996             1997            1998

Dividends reinvested/5/              83,156           90,173           95,004          104,111

Value at year-end/1/                 2,473,435        2,940,729        3,652,188       4,205,452

Dividends excluded/6/                13,110           13,725           14,010          14,946

Value at year-end/1/                 381,224          438,613          529,422         594,159

Annual percentage returns assuming reinvestment of dividends


Income return/1/                     4.1              3.6              3.2             2.9

Capital results/1/                   17.2             15.3             21.0            12.2

AMF Total Return                     21.3             18.9             24.2            15.1


Past results are not predictive of future results.

The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

/#/Fund commenced operations February 21, 1950.

/1/These figures, unlike those shown earlier in this report, reflect payment of 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested capital gain distributions totaling $1,348,830 in the years 1950-1998 and reinvested dividends. The total "cost" of this investment ($10,000 plus $1,146,826 in reinvested dividends) was $1,156,826.

/3/Includes reinvested capital gain distributions taken in shares totaling $276,381 but does not reflect income dividends taken in cash.

/4/Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

/5/Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
$3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
1991.

/6/Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in
1991.

American Mutual Fund


AN INVESTMENT FOR ALL SEASONS

Investors approach financial markets with different goals and expectations. For some, stocks offer a way to prepare for the future by allowing investors to participate in the growth of companies. Some see stocks and bonds as a source of income, while others view them as long-term harbors where asset growth has historically outpaced inflation.

American Mutual Fund strives for the balanced accomplishment of all three goals: growth, current income and preservation of principal. Stocks provide most of the fund's growth and a good portion of the income. The fund invests in the stocks of large, well-known companies that have a history of paying dividends. Another healthy part of the fund's assets - 26.7% at the end of the year - may be invested in bonds and cash equivalents, which provide a steady stream of interest income and act as a buying reserve and to help preserve investors' capital.

The ability to shift its emphasis among dividend-paying stocks, bonds and cash has helped American Mutual Fund meet its goals in a variety of conditions, from the bull market that has lasted almost two decades to the volatility that has characterized the market recently. In fact, a 1997 Morgan Stanley Dean Witter study on the risk-adjusted performance of mutual funds showed that American Mutual Fund produced better risk-adjusted returns than most of its peers over the period of the study, from January 1988 through December 1997. This study used the Modigliani-Modigliani (M/2/) measure of risk-adjusted performance developed by Nobel Prize-winning economist Franco Modigliani and his granddaughter, economist Leah Modigliani. The study (updated through September 30, 1998, by Capital Research, the fund's adviser, using data provided by Lipper Analytical Services and the M/2/ methodology), ranked all 702 equity funds for the past 10 years and concluded that 662 funds took more risk for the returns they earned than did American Mutual Fund, putting the fund in the top 6% in risk-adjusted return. Over a five-year period, the fund ranked 125th out of 1,634, or the top 8%, and for one year it ranked 770th of 4,802, or in the top 17%.

In February, American Mutual Fund celebrated its 48th year. For almost half a century, the fund has managed shareholders' money with the same goals in mind. In the next few pages we'll introduce you to some current shareholders who use American Mutual Fund for all three reasons: growth, income and capital preservation.

[Begin Pull Quote]
Brad and Carrie's goal is to use their American Mutual Fund investments for retirement.
[End Pull Quote]

[Begin Photo Caption]
BRAD REUTER / CARRIE REUTER
Home State
  Wisconsin
Occupations
  Farmer / Homemaker
Hobbies
  Bike Riding, Camping
[End Photo Caption]

[photo: cow]

SEEKING LONG-TERM GROWTH

In the rolling hills of west-central Wisconsin, not far from the Mississippi River, Brad and Carrie Reuter are continuing a tradition that stretches back more than 100 years - maintaining their family farm.

Brad proudly shows a visitor the framed document signed by President Ulysses S. Grant giving Michael Reuter, Brad's great-great-grandfather, the right to homestead the land that is the Reuter family farm. Like his father, Brad was raised on the farm. One day his son Philip, who's shown an interest in farming, may become the sixth-generation Reuter to operate the 400-acre farm.

With a family history in the area that stretches back almost to the Civil War, it's not surprising that Brad, 41, takes the long view on many issues, including investing. He invested in American Mutual Fund in 1984, endured the 1987 crash, and smiles when he talks about the recent volatility. "It bothers me a bit, but I was there in 1987 and I rode that out. It's no big deal, really. I figure that 10 years from today the Dow has a better chance of being at 20,000 than at 5,000."

The Reuters' goal is to use their American Mutual Fund investment for retirement, but right now they're busy raising 140 head of cattle along with harvesting soybeans and corn. It's a lot of work, but Brad says it's what he always wanted to do: "I started out young helping my dad, and I never really thought of doing anything else."

Carrie, though, didn't even consider farming until she met Brad at a roller-skating rink. "I never even saw a cow close-up until after Brad and I met," she says with a laugh. Now, she has her hands full raising two sons, Philip, 12, and Paul, 7, and a daughter, Melody, 10. Carrie also serves on the board of the children's school.

Like many small farmers, Brad and Carrie take a cautious approach to many things. "I come from a somewhat conservative background," Brad says. His conservative outlook was one reason Brad chose to invest in American Mutual Fund after meeting with his financial adviser.

"We were just starting to invest and my adviser thought mutual funds were the way to go. I thought American Mutual Fund was really exciting. You could hold a whole bunch of good companies in one fund," Brad says.

While Brad and Carrie are taking the long view on many things, they recently decided to focus on the present in one important way. They sold the dairy cattle Brad was milking every day so he would have more time to spend with the family.

"I've got three lovely children growing up and everything was going by me," Brad says. Now he has more time for family bike rides and campfires on the farm.

In a way, Brad and Carrie are a lot like American Mutual Fund itself: They're balancing their long-term goals with what's important today.

EMPHASIZING CONSERVATION OF PRINCIPAL

Like the Reuters, Randy and Janet Chavez prefer the country. They live on a 10-acre ranch outside Flagstaff, Arizona, where they keep three horses. Janet also raises flowers and vegetables in her garden at the ranch.

Riding their horses through the hills surrounding their ranch gives Randy and Janet a chance to relax and enjoy the country after a day at work. Janet is an account executive specializing in mortgages for a national bank and works from a home office. Randy owns Randy's Downtown Garage, an auto repair shop in downtown Flagstaff. He also serves on the county zoning commission.

Banking and auto repair weren't what Randy and Janet had in mind when they came to Flagstaff to attend the University of Northern Arizona more than 20 years ago. Janet studied psychology and Randy was a trumpet player who majored in music. To earn a little money, Randy got a job at a gas station.

"I didn't even know how to change oil when I started," he says with a laugh. Today he has seven employees working for him.

[Begin Pull Quote]
"My parents had the fund the whole time I was growing up. I think my grandfather also had it."
[End Pull Quote]

[Begin Photo Caption]
RANDY CHAVEZ / JANET CHAVEZ
Home State
  Arizona
Occupations
  Auto Shop Owner / Account Executive
Hobbies
  Horseback Riding, Trumpet Playing, Gardening
[End Photo Caption]

[photo: cowboy hat]

Janet entered the world of finance when a friend offered her a job after she graduated. Later, her experience in banking helped when she began managing her parents' finances as they got older. That was when she was introduced to American Mutual Fund.

"My parents had it the whole time I was growing up. I think my grandfather also had it," Janet says. When it passed to Janet and Randy, they knew they'd keep it for the long run.

The fund's ability to preserve her parents' principal made a lasting impression, she says.

"I wasn't worried that the money wouldn't be there. The fund was something that was always very stable."

Janet and Randy plan to retire in about 10 years and perhaps buy a house on the beach in Mexico. When they retire, Randy says, they'll begin taking income from American Mutual Fund. But in the meantime, he doesn't pay a lot of attention to the fund's fluctuations. With a son in college and a daughter in her last year of high school, Randy says the college bills are a more immediate concern than the money he's put aside for retirement. He recently canceled his subscription to The Wall Street Journal, and during the recent market turbulence he didn't even check the fund's status.

In addition to American Mutual Fund, Randy and Janet invest in a few blue chip stocks. But when retirement gets closer, they plan to sell their individual stocks. "We're going to put it all in mutual funds and let the professionals take care of it," he says.

A HISTORY OF A STEADY STREAM OF INCOME

Like the Chavez and Reuter families, Carolyn Smith enjoys animals. A retired widow, Carolyn lives in Palmetto, Florida, with four birds, five cats and Roger, a greyhound she adopted when a broken leg ended his racing days.

Although Carolyn and her late husband, Oscar, raised hunting dogs, she says she never considered adopting a racing dog until her daughter, Nancy, who owns a greyhound, suggested it. At first, Carolyn told her daughter, "I'm an old lady; I can't do this." But the day Roger hobbled up the steps with a cast on his leg, she knew keeping him was the right decision. "He walked in, looked around, and you just knew he was home," she says.

Born in nearby Bradenton, Carolyn has spent her whole life within a few miles of Palmetto. Her two sons, daughter and granddaughter all live nearby. And she still meets regularly with friends from her high school days. "Our graduating class had its 50th reunion in 1997," she notes.

One high school friend is a financial adviser in Bradenton. When Carolyn was ready to invest, she turned to him for advice. She wanted a steady stream of income to supplement her Social Security benefits and dividends from some stock holdings. Her adviser suggested American Mutual Fund and established an automatic withdrawal program. Every quarter, the accumulated dividends are transferred from her mutual fund into her local brokerage account.

"I've been able to take withdrawals without losing very much capital, which has worked out very well," Carolyn says.

While her other income pays for the basics, the income from American Mutual Fund helps Carolyn do things she might not consider otherwise - such as renovating the 85-year-old house she's lived in since 1954. One of the biggest improvements, she says, was installing air conditioning a year ago. Before that, she got by with ceiling fans. "I never had air conditioning before, so I didn't miss it," she says.

[Begin Pull Quote]
"I've been able to take withdrawals without losing very much capital." [End Pull Quote]

[Begin Photo Caption]
CAROLYN SMITH
Home State
  Florida
Occupation
  Retired
Hobbies
  Reading, Travel, Aerobics, Collecting
[End Photo Caption]

[photo: books]

When she's not beating the heat and humidity in south Florida, Carolyn enjoys trips to New York with friends to see the plays on Broadway. She's also taken sightseeing trips in recent years to San Francisco and Hawaii.

Most of the time, though, she's in Palmetto where she spends a lot of time reading. "I buy more books than I ever get around to reading," she says. She also goes to aerobics classes each week and collects models of lighthouses. The models fill the shelves and tabletops of her home. "This isn't clutter - it's collectibles," she jokes.

And, of course, she takes care of Roger. "I try to walk him 30 minutes a day, and that satisfies him. Greyhounds are sprinters; they run a half-a-mile and they're done. Most of the time he's a couch potato," she says with a laugh. Roger, hearing his name mentioned, looks up, watches one of the five cats walk by, then lies down again at Carolyn's feet. After all, he's home, and he knows it.

AMERICAN MUTUAL FUND Investment Portfolio
October 31, 1998

Largest Industry Holdings*
Banking                           12.68%
Telecommunications                 9.33%
Energy Sources                     6.56%
Chemicals                          4.51%
Health & Personal Care             3.91%
Other Industries                  36.30%
Bonds, Notes, Cash & Equivalents  26.71%

*Percentages do not include certain stocks in initial period of acquisition.

Largest Individual Holdings
Ameritech             3.26%
AT&T                  2.79
Amoco                 1.84
IBM                   1.57
BANK ONE              1.40
Norfolk Southern      1.25
TRW                   1.23
Firstar               1.22
Warner-Lambert        1.20
First Union           1.17
                                                                                                    Market       Percent
                                                                                                     Value        of Net
Equity Securities (Common and Preferred Stocks)                                      Shares     (Millions)        Assets
                                                                                 -----------   -----------   -----------
Energy
Energy Sources- 6.56%
Amoco Corp.                                                                         3,350,000      $188.019        1.84%
Ashland Inc.                                                                        1,850,000        89.031           .87
Atlantic Richfield Co.                                                                645,000        44.424           .43
Kerr-McGee Corp.                                                                    1,100,000        43.863           .43
Pennzoil Co.                                                                          700,000        25.113           .25
Phillips Petroleum Co.                                                              2,300,000        99.475           .97
Royal Dutch Petroleum Co. (New York Registered Shares)                              2,000,000        98.500           .96
Texaco Inc.                                                                           699,200        41.471           .41
Ultramar Diamond Shamrock Corp.                                                     1,500,000        40.406           .40
Utilities: Electric & Gas- 3.80%
Ameren Corp.                                                                          300,000        11.981           .12
American Electric Power Co., Inc.                                                     200,000         9.788           .10
Carolina Power & Light Co.                                                            200,000         9.175           .09
Central and South West Corp.                                                        3,687,800       102.567          1.00
Consolidated Edison, Inc.                                                           1,085,700        54.421           .53
Duke Energy Corp.                                                                     600,000        38.812           .38
FPL Group, Inc.                                                                       500,000        31.281           .31
New Century Energies, Inc.                                                          2,000,000        96.625           .94
Southern Co.                                                                        1,200,000        33.825           .33
                                                                                                ----------     ---------
                                                                                                  1,058.777         10.36
                                                                                                ----------     ---------
Materials
Chemicals- 4.51%
Air Products and Chemicals, Inc.                                                      400,000        15.100           .15
Dow Chemical Co.                                                                      300,000        28.087           .27
E.I. du Pont de Nemours and Co.                                                     1,925,000       110.687          1.08
Mallinckrodt Inc.                                                                   1,300,000        37.050           .36
Monsanto Co.                                                                        2,350,000        95.469           .93
Morton International, Inc.                                                          3,200,000        79.600           .78
PPG Industries, Inc.                                                                  772,400        44.172           .43
Praxair, Inc.                                                                       1,258,200        50.643           .51
Forest Products & Paper- 2.62%
Fort James Corp.                                                                    1,500,000        60.469           .59
Georgia-Pacific Corp., Georgia-Pacific Group                                          725,000        37.519
Georgia-Pacific Corp., Timber Group                                                   725,000        16.086           .53
International Paper Co.                                                             1,100,000        51.081           .50
Union Camp Corp.                                                                    1,000,000        43.000           .42
Westvaco Corp.                                                                      1,100,000        27.087           .27
Weyerhaeuser Co.                                                                      700,000        32.769           .31
Metals: Nonferrous- 0.43%
Aluminum Co. of America                                                               550,000        43.587           .43
                                                                                                ----------     ---------
                                                                                                    772.406          7.56
                                                                                                ----------     ---------
Capital Equipment
Aerospace & Military Technology- 1.82%
Boeing Co.                                                                            957,100        35.891           .35
Raytheon Co., Class A                                                                 140,600         7.874
Raytheon Co., Class B                                                               1,023,100        59.404           .66
Sundstrand Corp.                                                                      382,600        17.958           .18
United Technologies Corp.                                                             683,100        65.065           .63
Data Processing & Reproduction- 2.85%
Hewlett-Packard Co.                                                                   880,000        52.965           .52
International Business Machines Corp.                                               1,080,000       160.312          1.57
Xerox Corp.                                                                           800,000        77.500           .76
Electrical & Electronic- 0.97%
Emerson Electric Co.                                                                  577,700        38.128           .37
Hubbell Inc., Class B                                                                 720,000        28.710           .28
Lucent Technologies Inc.                                                              400,000        32.075           .32
Electronic Components- 0.25%
Motorola, Inc.                                                                        484,900        25.215           .25
Energy Equipment- 0.33%
Schlumberger Ltd. (Netherlands Antilles)                                              650,000        34.125           .33
Industrial Components- 2.54%
Dana Corp.                                                                            700,000        29.269           .29
Federal-Mogul Corp.                                                                   350,000        18.966
Federal-Mogul Corp. 7.00% convertible preferred (1)                                   500,000        30.375           .49
Genuine Parts Co.                                                                     525,000        16.537           .16
Goodyear Tire & Rubber Co.                                                            700,000        37.712           .37
TRW Inc.                                                                            2,228,900       126.908          1.23
Machinery & Engineering- 1.69%
Briggs & Stratton Corp.                                                               629,100        29.568           .29
Caterpillar Inc.                                                                    1,050,000        47.250           .46
Deere & Co.                                                                         2,714,200        96.015           .94
                                                                                                ----------     ---------
                                                                                                  1,067.822         10.45
                                                                                                ----------     ---------
Consumer Goods
Automobiles- 1.12%
Chrysler Corp.                                                                        350,000        16.844           .16
Ford Motor Co.                                                                        750,000        40.688           .40
General Motors Corp.                                                                  900,000        56.756           .56
Beverages- 0.73%
PepsiCo, Inc.                                                                       2,200,000        74.250           .73
Food & Household Products- 1.18%
Bestfoods                                                                             370,000        20.165           .20
Colgate-Palmolive Co.                                                                 250,000        22.094           .22
ConAgra, Inc.                                                                         400,000        12.175           .12
General Mills, Inc.                                                                   900,000        66.150           .64
Health & Personal Care- 3.91%
Bristol-Myers Squibb Co.                                                              400,000        44.225           .43
Johnson & Johnson                                                                     400,000        32.600           .32
Kimberly-Clark Corp.                                                                  400,000        19.300           .19
Merck & Co., Inc.                                                                     300,000        40.575           .40
Pfizer Inc                                                                            300,000        32.194           .32
Pharmacia & Upjohn, Inc.                                                              647,500        34.277           .34
Schering-Plough Corp.                                                                 710,000        73.041           .71
Warner-Lambert Co.                                                                  1,573,900       123.354          1.20
Recreation, Other Consumer Products- 0.51%
Stanley Works                                                                       1,750,000        52.500           .51
Textiles & Apparel- 0.70%
NIKE, Inc., Class B                                                                   679,600        29.690           .29
VF Corp.                                                                            1,000,000        41.812           .41
                                                                                                ----------     ---------
                                                                                                    832.690          8.15
                                                                                                ----------     ---------
Services
Broadcasting & Publishing- 0.44%
Gannett Co., Inc.                                                                     725,900        44.915           .44
Business & Public Services- 1.79%
Browning-Ferris Industries, Inc.                                                    2,946,900       104.431          1.02
Electronic Data Systems Corp.                                                       1,050,000        42.722           .42
Waste Management, Inc.                                                                800,000        36.100           .35
Leisure & Tourism- 0.21%
McDonald's Corp.                                                                      324,200        21.681           .21
Merchandising- 3.06%
Albertson's, Inc.                                                                     800,000        44.450           .44
American Stores Co.                                                                   434,500        14.148           .14
May Department Stores Co.                                                           1,149,100        70.095           .68
J.C. Penney Co., Inc.                                                               2,429,100       115.382          1.13
Wal-Mart Stores, Inc.                                                               1,000,000        69.000           .67
Telecommunications- 9.33%
Ameritech Corp.                                                                     6,172,800       332.945          3.26
AT&T Corp.                                                                          4,575,000       284.794          2.79
GTE Corp.                                                                           1,177,500        69.104           .68
SBC Communications Inc.                                                             2,200,000       101.888          1.00
Sprint Corp.                                                                        1,225,000        94.019           .92
U S WEST, Inc.                                                                      1,200,000        68.850           .68
Transportation: Rail & Road- 1.63%
Norfolk Southern Corp.                                                              3,890,000       128.127          1.25
Union Pacific Corp.                                                                   800,000        38.100           .38
                                                                                                ----------     ---------
                                                                                                  1,680.751         16.46
                                                                                                ----------     ---------
Finance
Banking- 12.68%
AmSouth Bancorporation                                                              1,972,000        79.003           .77
BankAmerica Corp.                                                                   1,338,000        76.851           .75
Bankers Trust Corp. (formerly Bankers Trust New York Corp.)                           645,000        40.514           .40
Bank of New York Co., Inc.                                                            750,000        23.672           .23
Bank One Corp. (formerly Banc One Corp.)                                            2,920,000       142.715          1.40
Chase Manhattan Corp.                                                               1,218,900        69.249           .68
Comerica Inc.                                                                       1,500,000        96.750           .95
Crestar Financial Corp.                                                               800,000        52.700           .52
Firstar Corp.                                                                       2,200,000       124.850          1.22
First Security Corp.                                                                3,206,250        65.528           .64
First Union Corp.                                                                   2,067,000       119.886          1.17
Fleet Financial Group, Inc.                                                         1,600,000        63.900           .63
Huntington Bancshares Inc.                                                          1,320,000        37.950           .37
KeyCorp                                                                             1,800,000        54.563           .53
J.P. Morgan & Co. Inc.                                                                250,000        23.563           .23
PNC Bank Corp.                                                                        400,000        20.000           .20
U.S. Bancorp                                                                        1,200,000        43.800           .43
Wachovia Corp.                                                                      1,100,000        99.962           .98
Wells Fargo & Co.                                                                     160,000        59.200           .58
Financial Services- 2.43%
Associates First Capital Corp., Class A                                               196,668        13.865           .14
Fannie Mae                                                                          1,180,000        83.559           .82
Household International, Inc.                                                       2,424,800        88.657           .87
Transamerica Corp.                                                                    600,000        62.400           .60
Insurance- 3.47%
Allstate Corp.                                                                      1,500,000        64.594           .63
American General Corp.                                                              1,010,000        69.185           .68
Aon Corp.                                                                             427,000        26.474           .26
Jefferson-Pilot Corp.                                                                 800,000        48.600           .48
Lincoln National Corp.                                                                600,000        45.525           .45
Marsh & McLennan Companies, Inc.                                                      400,000        22.200           .22
St. Paul Companies, Inc.                                                            2,340,000        77.512           .75
                                                                                                ----------     ---------
                                                                                                  1,897.227         18.58
                                                                                                ----------     ---------
Multi-Industry  &  Miscellaneous
Multi-Industry- 0.98%
AlliedSignal Inc.                                                                     800,000        31.150           .30
Harsco Corp.                                                                          299,900         9.822           .10
Textron Inc.                                                                          800,000        59.500           .58
Miscellaneous- 0.75%
Other equity securities in initial period of acquisition                                             77.101           .75
                                                                                                ----------     ---------
                                                                                                    177.573          1.73
                                                                                                ----------     ---------
TOTAL EQUITY SECURITIES (cost $4,448.251 million)                                                 7,487.246         73.29
                                                                                                ----------     ---------
                                                                                  Principal
Bonds & Notes                                                                         Amount
-----------------------------------------------------------------                  ---------     ---------     ---------
Corporate- 0.13%
J.C. Penney Co., Inc. 9.05% 2001                                                  $12,000,000        12.909           .13
Federal Agency- 0.69%
Federal Farm Credit Government Agency 4.85%-5.32% 1999                             70,000,000        69.985           .69
U.S. Treasury Obligations- 4.87%
12.375% May 2004                                                                   50,000,000        69.023           .68
7.75% February 2001                                                                56,000,000        60.113           .59
5.625% November 2000                                                               90,000,000        92.306           .90
6.25% August 2000                                                                  90,000,000        92.995           .91
6.375% May 2000                                                                    90,000,000        92.686           .91
5.625% November 1999                                                               90,000,000        91.139           .88
                                                                                                ----------     ---------
TOTAL BONDS & NOTES (cost: $572.575 million)                                                        581.156          5.69
                                                                                                ----------     ---------
TOTAL INVESTMENT SECURITIES (cost: $5,020.826 million)                                            8,068.402         78.98
                                                                                                ----------     ---------
Short-Term Securities
Corporate Short-Term Notes- 13.33%
American Express Credit Corp. 5.02% - 5.05% due 12/17/98-1/6/99                    70,600,000        69.990           .69
BellSouth Telecommunications, Inc. 4.95%-5.32% due 12/3-12/9/98                    68,400,000        68.059           .67
Coca-Cola Co. 5.11%-5.12% due 11/25-12/22/98                                       77,400,000        76.962           .75
E.I. du Pont de Nemours and Co. 5.05%-5.40% due 11/24-12/2/98                      83,290,000        82.958           .81
Eli Lilly and Co. 5.37% due 12/11/98                                               20,000,000        19.884           .19
Ford Motor Credit Co. 5.00%-5.05% due 12/14/98-1/7/99                              70,800,000        70.288           .69
Gannett Co., Inc. 5.02% due 11/9/98                                                37,400,000        37.353           .37
General Electric Capital Corp. 5.50%-5.72% due 11/2-11/23/98                       57,100,000        56.955           .56
Gillette Co. 4.98%-5.48% due 11/2/98-1/5/99 (1)                                    89,800,000        89.336           .87
H.J. Heinz Co. 5.17%-5.40% due 11/16-11/20/98                                      65,100,000        64.920           .64
IBM Credit Corp. 5.49% due 11/2/98                                                 50,000,000        49.985           .49
Johnson & Johnson 4.90% due 1/22/99  (1)                                           50,000,000        49.420           .48
Lucent Technologies Inc. 5.00%-5.21% due 11/18-11/30/98                            98,300,000        97.990           .96
Minnesota Mining and Manufacturing Co. 5.05%-5.47% due 11/16/98-1/21/99            98,296,000        97.721           .96
Monsanto Co. 5.51% due 11/6/98                                                     25,000,000        24.977           .24
Motorola, Inc. 5.10%-5.15% due 12/1-12/28/98                                       65,000,000        64.621           .63
Procter & Gamble Co. 5.00%-5.47% due 11/4-12/1/98                                  81,900,000        81.685           .80
Sara Lee Corp. 4.93% due 12/21/98                                                  77,600,000        77.058           .75
Shell Oil Co. 5.13% due 12/7/98                                                    50,000,000        49.736           .49
U S WEST Communications, Inc. 5.49% due 11/17/98                                   25,000,000        24.937           .24
Xerox Corp. 4.95%-5.45% due 11/5/98-1/11/99                                       106,600,000       106.023          1.05
Federal Agency Discount Notes- 7.96%
Fannie Mae 5.06%-5.41% due 11/25/98-3/18/99                                       211,200,000       208.745          2.04
Federal Home Loan Banks 5.02%-5.40% due 11/12-12/16/98                            192,000,000       191.152          1.87
Freddie Mac 4.98%-5.42% due 11/3/98-2/25/99                                       416,403,000       413.596          4.05
                                                                                                ----------     ---------
TOTAL SHORT-TERM SECURITIES (cost:$2,174.126 million)                                             2,174.351         21.29
Excess of payables over cash and receivables                                                         27.389           .27
                                                                                                ----------     ---------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES, NET OF PAYABLES                                2,146.962         21.02
                                                                                                ----------     ---------
NET ASSETS                                                                                       10,215.364        100.00
                                                                                                ----------     ---------

(1)Purchased in a private placement transaction;
 resale to the public may require
 registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

American Mutual Fund  Financial Statements
-------------------------------------------------- -----------    -----------
Statement of Assets and Liabilities                               (dollars in
at October 31, 1998                                                 millions)
-------------------------------------------------- -----------    -----------
Assets:
Investment securities at market
 (cost: $5,020.826)                                                $8,068.402
Short-term securities
 (cost: $2,174.126)                                                 2,174.351
Cash                                                                     .813
Receivables for-
 Sales of investments                                  $17.445
 Sales of fund's shares                                  5.501
 Dividends and interest                                 24.957         47.903
                                                   -----------    -----------
                                                                   10,291.469
Liabilities:
Payables for-
 Purchases of investments                               63.766
 Repurchases of fund's shares                            6.105
 Management services                                     2.363
 Other expenses                                          3.871         76.105
                                                   -----------    -----------
Net Assets at October 31, 1998-
 Equivalent to $31.18 per share on
 327,610,869 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                               $10,215.364
                                                                  ===========

-------------------------------------------------- -----------    -----------
Statement of Operations                                           (dollars in
for the year ended October 31, 1998                                 millions)
-------------------------------------------------- -----------    -----------
Investment Income:
Income:
 Dividends                                         $   175.475
 Interest                                              155.195       $330.670
                                                   -----------
Expenses:
 Management services fee                                27.972
 Distribution expenses                                  21.106
 Transfer agent fee                                      4.441
 Reports to shareholders                                  .238
 Registration statement and
  prospectus                                              .358
 Postage, stationery and supplies                         .977
 Directors' fees                                          .173
 Auditing and legal fees                                  .062
 Custodian fee                                            .134
 Taxes other than federal income tax                      .091
 Other expenses                                           .065         55.617
                                                   -----------    -----------
 Net investment income                                                275.053
                                                                  -----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                  1,003.521
 Net increase in unrealized appreciation on
  investments:
  Beginning of year                                  2,932.208
  End of year                                        3,047.801        115.593
                                                   -----------    -----------
  Net realized gain and unrealized
   appreciation on investments                                      1,119.114
                                                                  -----------
Net Increase in Net Assets Resulting
 from Operations                                                   $1,394.167
                                                                   ==========


-------------------------------------------------- -----------    -----------
Statement of Changes in Net Assets                                (dollars in
                                                                    millions)
-------------------------------------------------- -----------    -----------
                                                   Year ended            10/31
                                                          1998            1997
                                                   -----------    -----------
Operations:
Net investment income                              $   275.053    $   254.684
Net realized gain on investments                     1,003.521        758.879
Net increase in unrealized appreciation
 on investments                                        115.593        832.953
                                                   -----------    -----------
 Net increase in net assets
  resulting from operations                          1,394.167      1,846.516
                                                   -----------    -----------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                  (260.046)      (246.337)
Distributions from net realized
 gain on investments                                  (769.233)      (468.836)
                                                   -----------    -----------
 Total dividends and distributions                  (1,029.279)      (715.173)
                                                   -----------    -----------
Capital Share Transactions:
Proceeds from shares sold:
 28,085,473 and 29,819,522
 shares, respectively                                  855.659        828.652
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 31,459,296 and 24,433,383
 shares, respectively                                  928.317        643.000
Cost of shares repurchased:
 42,580,163 and 35,919,460
 shares, respectively                               (1,295.650)      (999.921)
                                                   -----------    -----------
 Net increase in net assets
  resulting from capital share
  transactions                                         488.326        471.731
                                                   -----------    -----------
Total Increase in Net Assets                           853.214      1,603.074

Net Assets:
Beginning of year                                    9,362.150      7,759.076
                                                   -----------    -----------
End of year (including undistributed
 net investment income: $68.123
 and $53.085, respectively)                        $10,215.364     $9,362.150
                                                    ==========     ==========



 See Notes to Financial Statements

American Mutual Fund
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
 ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION
 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of October 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $3,048,550,000, of which $3,140,108,000 related to appreciated securities and $91,558,000 related to depreciated securities. During the year ended October 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,004,129,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $7,194,203,000 at October 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES
 INVESTMENT ADVISORY FEE - The fee of $27,972,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

  DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1998, distribution expenses under the Plan were $21,106,000. As of October 31, 1998, accrued and unpaid distribution expenses were $3,397,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,200,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,441,000.

 DEFERRED DIRECTORS' FEES -   Directors who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1998, aggregate amounts deferred and earnings thereon were $502,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $2,277,778,000 and $2,682,549,000 respectively, during the year ended October 31, 1998.

 As of October 31, 1998, accumulated undistributed net realized gain on investments was $929,002,000 and additional paid-in capital was $5,842,827,000. The fund reclassified $31,000 to undistributed net investment income from additional paid-in capital and $51,810,000 from undistributed net realized gains to additional paid-in capital for the year ended October 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $134,000 includes $31,000 that was paid by these credits rather than in cash.


American Mutual Fund
Per-Share Data and Ratios       Year ended October 31

                                   -------   -------  -------    -------   -------
                                      1998      1997     1996       1995      1994
                                   -------   -------  -------    -------   -------
Net Asset Value, Beginning of
 Year                               $30.14    $26.54     24.17    $21.60    $23.21
                                   -------   -------  -------    -------   -------
 Income from Investment
  Operations:
  Net investment income                .84       .83      .84        .87       .88
  Net realized and unrealized
  gain (loss) on investments          3.48      5.19      3.52      3.41      (.54)
                                   -------   -------  -------    -------   -------
   Total income from
    investment operations             4.32      6.02     4.36       4.28       .34
                                   -------   -------  -------    -------   -------
 Less Distributions:
  Dividends from net investment
   income                             (.80)     (.81)    (.84)      (.84)     (.84)
  Distributions from net
   realized gains                    (2.48)    (1.61)   (1.15)      (.87)    (1.11)
                                   -------   -------  -------    -------   -------
   Total distributions               (3.28)    (2.42)   (1.99)     (1.71)    (1.95)
                                   -------   -------  -------    -------   -------
Net Asset Value, End of Year        $31.18    $30.14   $26.54     $24.17    $21.60
                                   =======   =======  =======    =======   =======

Total Return/1/                     15.15%    24.19%   18.89%     21.25%      1.75%


Ratios/Supplemental Data:
Net assets, end of year (in
 millions)                         $10,215    $9,362   $7,759     $6,552     $5,397
Ratio of expenses to average
 net assets                            .56%     .58%     .59%       .59%       .60%
Ratio of net income to average
 net assets                           2.75%    2.95%    3.36%      3.92%      4.07%
Portfolio turnover rate             28.97%    19.16%   24.21%     23.31%     18.46%



/1/Excludes maximum sales charge of 5.75%.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., (the "Fund"),including the investments portfolio, as of October 31, 1998,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
November 30, 1998

TAX INFORMATION (UNAUDITED)

 We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

      Dividends and Distributions per Share

To Shareholders         Payment Date            From Net        From Net      From Net
of Record                                       Investment      Realized      Realized
                                                Income          Short-        Long-
                                                                Term          term
                                                                Gains         Gains

December 5,1997         December 8,1997         $.20            $.056         $2.424

March 27,1998           March 30,1998            .20            -             -

June 26,1998            June 29,1998             .20            -             -

September 25,1998       September 28,1998        .20            -             -


 The funds also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 63% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

E.H. CLARK, JR.
San Clemente, California
Chairman of the Board and Chief Executive Officer,
The Friendship Group (an investment partnership);
former Chairman of the Board, Baker Hughes, Inc.

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company);
former editor, The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

E. ERIC JOHNSON
Los Angeles, California
Chairman of the Board, TBG Financial Services

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

JON B. LOVELACE, JR.
Los Angeles, California
Chairman Emeritus,
Capital Research and Management Company

ROBERT G. O'DONNELL
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board of the fund
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

Other Officers

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Chairman and Chief Executive Officer,
Capital Research Company; Director,
Capital Research and Management Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

Printed on recycled paper
Litho in USA SM/GRS/3913
Lit. No. AMF-011-1298